IMPORTANT NOTICE
PLEASE READ IMMEDIATELY


                  CHURCHILL CASH RESERVES TRUST
      380 Madison Avenue, Suite 2300, New York, N.Y. 10017


                   NOTICE OF ANNUAL MEETING OF
                     SHAREHOLDERS TO BE HELD
                       on June 5, 1998


TO SHAREHOLDERS OF THE TRUST:

The purpose of this Notice is to advise you that an Annual Meeting of the Shareholders of Churchill Cash Reserves Trust (the "Trust") will be held

Place:    (a)  at the offices of the Trust
               380 Madison Avenue
               New York, NY 10017

Time:     (b)     on June 5, 1998 at 10:00 a.m. local time

Purposes: (c)  for the following purposes:

               (i) to elect eight Trustees; each Trustee elected will hold office until the next annual meeting of the Trust's shareholders or until his or her successor is duly elected;

               (ii) to ratify (that is, to approve) or reject the
                    selection of KPMG Peat Marwick LLP as the Trust's independent auditors for the fiscal year ending September 30, 1998 (Proposal No.
                    1);


_____________

Please Note:

If you do not expect to attend the Meeting, you are requested to indicate voting instructions on the enclosed proxy and to date, sign and return it in the accompanying stamped envelope. To avoid unnecessary expense to the Trust, your cooperation is requested in mailing in your proxy no matter how large or small your holding may be.

               (iii) to consider a proposed new investment advisory and administration agreement between the Trust and Aquila Management Corporation, which currently serves as the Trust's Administrator, under which it would become the Trust's investment adviser by contracting with others at its expense, as well as continuing to provide administrative services as heretofore, and under which all advisory fees and administration fees would be paid to it (Proposal No. 2);

               (iv) to consider a proposed new sub-advisory agreement between Aquila Management Corporation as Manager and Banc One Investment Advisors
               Corporation as Sub-Adviser (Proposal No. 3);

               (iii) to act upon any other matters which may properly come before the Meeting at the scheduled time and place or any adjourned meeting or meetings.




Who Can
Vote What
Shares:   (d)  To vote at the Meeting, you must have been a
               shareholder on the Trust's records at the close of business on April 10, 1998 (the "record date"). The number of shares of the Trust that you held at that time determines the number of votes you may cast at the Meeting (or any adjourned meeting or meetings).


                              By Order of the Board of Trustees

                              EDWARD M. W. HINES
                              Secretary



   May 5, 1998

                             AQUILA
                 CHURCHILL CASH RESERVES TRUST
    380 Madison Avenue, Suite 2300, New York, New York 10017

                         PROXY STATEMENT

                          INTRODUCTION

     The purpose of the Notice (the first two pages of this document) is to advise you of the time, place and purposes of an Annual Meeting of the Shareholders of Churchill Cash Reserves Trust (the "Trust"). The purpose of this Proxy Statement (all the rest of this document) is to give you information on which you may base your decisions as to the choices, if any, you make on the enclosed proxy card.

        This Notice and Proxy Statement are first being mailed on or about May 5, 1998.

     A copy of the Trust's most recent Annual Report and most recent Semi-Annual Report will be sent to you without charge upon written request to the Trust's Distributor, Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017 or by calling 800-872-5859 toll-free or 212-697-6666.

     The Trust's founder and administrator (the "Administrator") is Aquila Management Corporation, 380 Madison Avenue, Suite 2300, New York, NY 10017. The Trust's investment adviser is Banc One Investment Advisors Corporation, 1111 Polaris Parkway, Columbus, OH 43240. The parent corporation of the Adviser, Banc One Corporation has publicly announced that it intends to merge with First Chicago NBD Corporation in late 1998.

     The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; the Trust calls these persons the "proxy holders." As to the election of Trustees you may authorize the proxy holders to vote your shares for the entire slate indicated below by marking the appropriate box on the proxy card or by merely signing and returning your proxy card with no instructions. Or, you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box. Also, you may withhold that authority as to any particular nominee by striking a line through the nominee's name on the proxy card.

     As to the other matters listed on the proxy card, you may direct the proxy holders to vote your shares on those proposals by checking the appropriate box "For" or "Against" or instruct them not to vote your shares on a proposal by checking the "Abstain" box. If you return your signed proxy card and do not check any box on a proposal, the proxy holders will vote your shares for that proposal. Shares held by brokers in "street name" and not voted or marked as abstentions will not be counted for purposes of determining a quorum or the vote on any matter.

     You may end the power of the proxy holders to vote your shares after you have signed and returned your proxy card and before the power is used by (i) so notifying the Trust in writing; (ii) signing a new and different proxy card (if the Trust receives it before the old one is used); or (iii) voting your shares in person or by your duly appointed agent at the meeting.

     The Trust is sending you this Notice and Proxy Statement in connection with the solicitation by its Trustees of proxy cards ("proxies") to be used at the Annual Meeting to be held at the time and place and for the purposes indicated in the Notice or any adjourned meeting or meetings. The Trust pays the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be requested to forward this Notice and Proxy Statement to beneficial owners of the Trust's shares so that these owners may authorize the voting of these shares. The Trust will pay these firms for their out-of-pocket expenses for doing so.

     All shareholders of record on the record date are entitled to vote at the meeting. Each shareholder of the Trust is entitled to one vote for each share outstanding on the record date.

     On the record date, the total number of shares outstanding for the Trust was 127,336,103. Of the shares of the Trust outstanding on the record date a nominee of Bank One Trust Co. held of record 127,335,823 shares (99.9%). The Trust's management is not aware of any other person who beneficially owned 5% or more of its outstanding shares on such date. On the basis of information received from the record owner listed above, the Trust's management believes (i) that all of the shares indicated are held for the benefit of custodial or trust clients; and (ii) that all of such shares could be considered as "beneficially" owned by the named shareholders in that they possessed shared voting and/or investment powers as to such shares.


                      ELECTION OF TRUSTEES

     At the Meeting, eight Trustees are to be elected. Whenever it is stated in this Proxy Statement that a matter is to be acted on at the Meeting, this means the Meeting held at the scheduled time or any adjourned meeting or meetings. Each Trustee elected will serve until the next annual meeting or until his or her successor is duly elected. The nominees selected by the Trustees are named in the table below. See "Introduction" above for information as to how you can instruct the proxy holders as to the voting of your shares as to the election of Trustees.

     Each of the nominees is presently a Trustee, and was previously elected by the shareholders in September, 1997. Each of the nominees has been a Trustee since the beginning of the Trust's operations in July, 1985, except that Mr. Nightingale has been a Trustee since 1993 and Mr. Dean, Ms. Herrmann and Mr. Ramsey have been Trustees since 1995. All of the Trustees are also Trustees of Churchill Tax-Free Trust, the only operating portfolio of which is Churchill Tax-Free Fund of Kentucky, a tax-free municipal bond fund. In the table below and elsewhere in this Proxy Statement, the Trust's Administrator, Aquila Management Corporation, is referred to as the "Administrator" and the Trust's Distributor, Aquila Distributors, Inc., is referred to as the "Distributor." On the record date, the Trustees and officers as a group owned less than 1% of the outstanding shares. Mr. Herrmann is an interested person of the Trust as that term is defined in the Investment Company Act of 1940 (the "1940 Act") as an officer of the Trust and as a Director, officer and shareholder of the Distributor. Ms. Herrmann is an interested person of the Trust as a member of his immediate family. Mr. Dean is an interested person of the Trust as a trustee of a trust that owns shares of the Adviser's parent. They are so designated by an asterisk.

     Described in the following material are the name, positions with the Trust, age as of March 31, 1998, and business experience during at least the past five years (other than with the Trust) of each nominee and all officers of the Trust. None of the Trustees owns any shares of the Trust.

Lacy B. Herrmann*, President and Chairman of the Board of
Trustees, Age: 68

Founder, President and Chairman of the Board of Aquila Management Corporation since 1984, the sponsoring organization and Manager, Administrator and/or Adviser or Sub-Adviser to the following open-end investment companies, and Founder, Chairman of the Board of Trustees, and President of each: Pacific Capital Cash Assets Trust since 1984; Pacific Capital U.S. Government Securities Cash Assets Trust since 1988; Pacific Capital Tax-Free Cash Assets Trust since 1988; each of which is a money market fund, and together with Capital Cash Management Trust ("CCMT") are called the Aquila Money-Market Funds; and Hawaiian Tax-Free Trust since 1984; Tax-Free Trust of Arizona since 1986; Tax-Free Trust of Oregon since 1986; Tax-Free Fund of Colorado since 1987; Churchill Tax-Free Fund of Kentucky since 1987; Tax-Free Fund For Utah since 1992; and Narragansett Insured Tax-Free Income Fund since 1992; each of which is a tax-free municipal bond fund, and two equity funds, Aquila Rocky Mountain Equity Fund since 1993 and Aquila Cascadia Equity Fund, since 1996, which, together with this Trust are called the Aquila Bond and Equity Funds; Vice President, and Director, and formerly Secretary and Treasurer of Aquila Distributors, Inc. since 1981, distributor of the above funds; President and Chairman of the Board of Trustees of CCMT, a money market fund since 1981, and an Officer and Trustee/Director of its predecessors since 1974; Chairman of the Board of Trustees and President of Prime Cash Fund (which is inactive), since 1982 and of Short Term Asset Reserves 1984-1996; President and a Director of STCM Management Company, Inc., sponsor and sub-adviser to CCMT; Chairman, President, and a Director since 1984, of InCap Management Corporation, formerly sub-adviser and administrator of Prime Cash Fund and Short Term Asset Reserves, and Founder and Chairman of several other money market funds; Director or Trustee of OCC Cash Reserves, Inc., Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Value Fund, Inc., and Trustee of Quest For Value Accumulation Trust, The Saratoga Advantage Trust, and of the Rochester Group of Funds, each of which is an open-end investment company; Trustee of Brown University, 1990-1996 and currently Trustee Emeritus; actively involved for many years in leadership roles with university, school and charitable organizations.

Thomas A. Christopher, Trustee, Age: 50

Shareholder of Robinson, Hughes & Christopher, C.P.A.s, P.S.C., since 1977; President of A Good Place for Fun, Inc., a sports facility, since 1987; active member of the American Institute of Certified Public Accountants; Board of Directors of the Kentucky Society of CPAs 1991 to 1994; Trustee of Churchill Tax-Free Fund of Kentucky since 1992; presently active in leadership roles with various civic, community and church organizations.

Douglas Dean*, Trustee, Age: 49

Founder and President of Dean, Dorton & Ford P.S.C., a public accounting firm, since 1979; previously Staff Accountant, Tax Supervisor and Tax Manager with Coopers & Lybrand, a public accounting firm; Trustee of Trent Equity Fund, an equity mutual fund, 1992-1994; Trustee of Churchill Tax-Free Fund of Kentucky since 1987; Active as an officer and board member of various charitable and community organizations.

Diana P. Herrmann*, Trustee and Senior Vice President, Age: 40

Trustee of Tax-Free Trust of Arizona and Tax-Free Trust of Oregon since 1994, of Churchill Tax-Free Fund of Kentucky since 1995, of Aquila Cascadia Equity Fund since 1996 and of Aquila Rocky Mountain Equity Fund and Tax-Free Fund for Utah since 1997; President and Chief Operating Officer of the Administrator since 1997; Senior Vice President and Secretary, formerly Vice President of the Administrator since 1986 and Director since 1984; Senior Vice President or Vice President and formerly Assistant Vice President of the Aquila Money-Market Funds since 1986; Vice President of the Aquila Bond and Equity Funds since 1997; Vice President of InCap Management Corporation since 1986 and Director since 1983; Assistant Vice President of Oxford Cash Management Fund, 1986-1988; Assistant Vice President and formerly Loan Officer of European American Bank, 1981-1986; daughter of the Trust's President; Trustee of the Leopold Schepp Foundation (academic scholarships) since 1995; actively involved in mutual fund and trade associations and in college and other volunteer organizations.

Theodore T. Mason, Trustee, Age: 62

Managing Director of EastWind Power Partners, Ltd. since 1994; Second Vice President, Alumni Association, SUNY Maritime College 1998; Director for the same organization, 1997; Director of Cogeneration Development of Willamette Industries, Inc., a forest products company, 1991-1993; Vice President of Corporate Development of Penntech Papers, Inc., 1978-1991; Vice President of Capital Projects for the same company, 1977-1978; Vice Chairman of the Board of Trustees of CCMT since 1981; Trustee and Vice President, 1976-1981, and formerly Director of its predecessor; Director of STCM Management Company, Inc.; Vice Chairman of the Board of Trustees and Trustee of Prime Cash Fund (which is inactive) since 1982; Trustee of Short Term Asset Reserves, 1984-1986 and 1989-1996, of Hawaiian Tax-Free Trust and Pacific Capital Cash Assets Trust since 1984, of Churchill Cash Reserves Trust since 1985, of Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Government Securities Trust since 1988 and of Churchill Tax-Free Fund of Kentucky since 1992; Vice President and Trustee of Oxford Cash Management Fund, 1983-1989; Vice President of Trinity Liquid Assets Trust, 1983-1985; President and Director of Ted Mason Venture Associates, Inc., a venture capital consulting firm, 1972-1980; Advisor to the Commander, U.S. Maritime Defense Zone Atlantic, 1984-1988; National Vice President, Surface/Subsurface, Naval Reserve Association, 1985-1987; National Vice President, Budget and Finance, for the same Association, 1983-1985; Commanding Officer of four Naval Reserve Units, 1974-1985; Captain, USNR, 1978-1988.

Anne J. Mills, Trustee, Age: 59

Vice President for Business Affairs of Ottawa University since 1992; Director of Customer Fulfillment, U.S. Marketing and Services Group, IBM Corporation, 1990-1991; Director of Business Requirements of that Group, 1988-1990; Director of Phase Management of that Group, 1985-1988; Budget Review Officer of the American Baptist Churches/USA, 1994-1997; Director of the American Baptist Foundation 1985-1986 and since 1998; Trustee of Brown University; Trustee of Churchill Cash Reserves Trust since 1985, of Tax-Free Trust of Arizona since 1986, of Churchill Tax-Free Fund of Kentucky, and Capital Cash Management Trust since 1987 and of Tax-Free Fund For Utah since 1994.

William J. Nightingale, Trustee, Age: 68

Chairman and founder (1975) and Senior Advisor since 1995 of Nightingale & Associates, L.L.C., a general management consulting firm focusing on interim management, divestitures, turnaround of troubled companies, corporate restructuring and financial advisory services; President, Chief Executive Officer and Director of Bali Company, Inc., a manufacturer of women's apparel, which became a subsidiary of Hanes Corporation, 1970-1975; prior to that, Vice President and Chief Financial Officer of Hanes Corporation after being Vice President-Corporate Development and Planning of that company, 1968-1970; formerly Senior Associate of Booz, Allen & Hamilton, management consultants, after having been Marketing Manager with General Mills, Inc.; Trustee of Narragansett Insured Tax-Free Income Fund since 1992 and of Churchill Cash Reserves Trust and Churchill Tax-Free Fund of Kentucky since 1993; Director of Kasper A.S.L. Ltd.; The Leslie Fay Company, Inc.; Ring's End, Inc.

James R. Ramsey, Trustee, Age: 49

Vice President for Finance and Administration, and Professor of Economics, Western Kentucky University; Trustee of Churchill Tax-Free Fund of Kentucky since 1987; Chief State Economist and Executive Director of the Office for Financial Management and Economic Analysis of the Commonwealth of Kentucky, 1981-1992; Adjunct Professor of the University of Kentucky; Assistant Dean and Director of Public Administration of Loyola University in New Orleans, Louisiana, 1978-1981; Assistant Professor of Public Finance and Administration of Loyola University, 1977-1981; Assistant Professor of Economics, Middle Tennessee State University, 1975-1977; published numerous articles, monographs and working papers on economics and fiscal management.

Charles E. Childs, III, Senior Vice President, Age: 40

Vice President - Administration and formerly Assistant Vice President and Associate of the Administrator since 1987; Senior Vice President, Vice President or Assistant Vice President of the Money-Market Funds since 1988; Northeastern University, 1986-1987 (M.B.A., 1987); Financial Analyst, Unisys Corporation, 1986; Associate Analyst at National Economic Research Associates, Inc.
(NERA), a micro-economic consulting firm, 1979-1985.

John M. Herndon, Vice President and Assistant Secretary, Age: 59 Assistant Secretary of the Aquila Money-Market Funds and the Aquila Bond and Equity Funds since 1995 and Vice President of the Aquila Money-Market Funds since 1990; Vice President of the Administrator since 1990; Investment Services Consultant and Bank Services Executive of Wright Investors' Service, a registered investment adviser, 1983-1989; Member of the American Finance Association, the Western Finance Association and the Society of Quantitative Analysts.

Jerry G. McGrew, Vice President, Age: 53

Senior Vice President of Aquila Rocky Mountain Equity Fund since 1997; Senior Vice President of Churchill Tax-Free Fund of Kentucky since 1994, Vice President since 1987; Vice President of Tax-Free Fund For Utah since 1992; Registered Principal since 1993; Vice President of Aquila Distributors, Inc. since 1993; Registered Representative of J.J.B. Hilliard, W.L. Lyons Inc., 1983-1987; Account Manager with IBM Corporation, 1967-1981; Gubernatorial appointee, Kentucky Financial Institutions Board, since 1993; Chairman, Total Quality Management for Small Business, 1990-1994; President of Elizabethtown/Hardin County, Kentucky, Chamber of Commerce, 1989-1991; President of Elizabethtown Country Club, 1983-1985.

Rose F. Marotta, Chief Financial Officer, Age: 73

Chief Financial Officer of the Aquila Money-Market Funds and the Aquila Bond and Equity Funds since 1991 and Treasurer, 1981-1991; formerly Treasurer of the predecessor of CCMT; Treasurer and Director of STCM Management Company, Inc., since 1974; Treasurer of Trinity Liquid Assets Trust, 1982-1986 and of Oxford Cash Management Fund, 1982-1988; Treasurer of InCap Management Corporation since 1982, of the Administrator since 1984 and of the Distributor since 1985.

Richard F. West, Treasurer, Age: 62

Treasurer of the Aquila Money-Market Funds and the Aquila Bond and Equity Funds and of Aquila Distributors, Inc. since 1992; Associate Director of Furman Selz Incorporated, 1991-1992; Vice President of Scudder, Stevens & Clark, Inc. and Treasurer of Scudder Institutional Funds, 1989-1991; Vice President of Lazard Freres Institutional Funds Group, Treasurer of Lazard Freres Group of Investment Companies and HT Insight Funds, Inc., 1986-1988; Vice President of Lehman Management Co., Inc. and Assistant Treasurer of Lehman Money Market Funds, 1981-1985; Controller of Seligman Group of Investment Companies, 1960-1980.

Edward M. W. Hines, Secretary, Age: 58

Partner of Hollyer Brady Smith Troxell Barrett Rockett Hines & Mone LLP, attorneys, since 1989 and counsel, 1987-1989; Secretary of the Aquila Money-Market Funds and the Aquila Bond and Equity Funds since 1982; Secretary of Trinity Liquid Assets Trust, 1982-1985 and Trustee of that Trust, 1985-1986; Secretary of Oxford Cash Management Fund, 1982-1988.

Patricia A. Craven, Assistant Secretary & Compliance Officer,
Age: 31

Assistant Secretary of the Aquila Money-Market Funds and the
Aquila Bond and Equity Funds since 1995; Counsel to the
Administrator and the Distributor since 1995; Secretary of the Distributor since 1997; formerly a Legal Associate for Oppenheimer Management Corporation, 1993-1995.

Compensation of Trustees

     The Trust does not pay fees to Trustees affiliated with the Administrator or to any of the Trust's officers. During the fiscal year ended September 30, 1997, the Trust paid $49,552 in fees and reimbursement of expenses to its other Trustees. The Trust is one of the 14 funds in the Aquilasm Group of Funds, which consist of tax-free municipal bond funds, money market funds and two equity funds. The following table lists the compensation of all Trustees who received compensation from the Trust and the compensation they received during the Trust's fiscal year from other funds in the Aquilasm Group of Funds. None of such Trustees has any pension or retirement benefits from the Trust or any of the other funds in the Aquila group.

                                   Compensation        Number of
                                   from all            boards which
               Compensation        funds in the        the Trustee
Name           from the Trust      Aquila Group        now serves

Thomas A.         $6,348            $15,867             2
Christopher

Douglas Dean      $5,820            $12,623             2

Theodore T.       $6,999            $51,687             8
Mason

Anne J.           $5,460            $36,824             6
Mills

William J.        $5,614            $16,050             3
Nightingale

James R.          $5,585            $13,420             2
Ramsey


     The Trust's Administrator is administrator to the Aquilasm Group of Funds which consists of tax-free municipal bond funds, money market funds and two equity funds. As of December 31, 1997, these funds had aggregate assets of approximately $2.8 billion, of which approximately $1.9 billion consisted of assets of the tax-free municipal bond funds. The Administrator is controlled by Mr. Lacy B. Herrmann, through share ownership directly, through a trust and by his wife. For the fiscal year ended September 30, 1997, the fees payable to the Adviser under the Advisory Agreement were $417,092 of which $54,585 was voluntarily waived. During the same period, fees payable to the Administrator under the Administration Agreement were $213,571 of which $27,571 was voluntarily waived.

     The Distributor currently handles the distribution of the shares of fourteen funds (five money market funds, seven tax-free municipal bond funds and two equity funds) including the Trust. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. At the date of this proxy statement, there is a proposed transaction whereby all of the shares of the Distributor, which are currently owned 75% by Mr. Herrmann and 25% by Diana P. Herrmann, will be owned by certain directors and/or officers of the Administrator and/or the Distributor including Mr. Herrmann and Ms. Herrmann.

Other Information on Trustees

     The Trustees have appointed an Audit Committee consisting of all of the Trustees (the "Independent Trustees") who are not "interested persons," as that term is defined in the 1940 Act. The Committee (i) recommends to the Board of Trustees what firm of independent auditors will be selected by the Board of Trustees (subject to shareholder ratification); (ii) reviews the methods, scope and result of audits and the fees charged; and (iii) reviews the adequacy of the Trust's internal accounting procedures and controls. The Committee held one meeting during the Trust's last fiscal year. The Board of Trustees does not have a nominating committee. During the Trust's last fiscal year, the Board of Trustees held four meetings. All Trustees were present at least 75% of the total number of Board and (if such Trustee was a member of that Committee) Audit Committee meetings.

                RATIFICATION OR REJECTION OF SELECTION OF
                           INDEPENDENT AUDITORS
                             (Proposal No. 1)

     KPMG Peat Marwick LLP is being recommended as the Trust's independent auditors for the fiscal year ending September 30, 1998; such selection is submitted to the shareholders for ratification or rejection.

     The firm has no direct or indirect financial interest in the Trust, the Trust's Adviser or the Trust's Administrator. It is expected that representatives of the firm will not be present at the meeting but will be available should any matter arise requiring their presence.

                        BACKGROUND AND REASONS FOR
                         PROPOSALS NO. 2 AND NO. 3

     Proposals No. 2 and No. 3 are designed to change the form of the Trust's investment advisory and administration arrangements to a new structure involving an adviser and a sub-adviser. The proposed arrangements will not result in any change in overall management fees paid by the Trust, nor any change in the parties providing these services. Marketing efforts and positioning of the Trust will remain the same with a strong local orientation.

     The Board of Trustees believes that the new structure would, among other things, enhance the ability of the Trust to secure stable, continuous, high-quality local portfolio management services, and would improve the ability of the Trust to obtain various other services on beneficial terms.

     Under the proposals, Aquila Management Corporation ("Aquila"), which currently serves as the Trust's administrator, would in addition become investment adviser under a new agreement (the "Advisory and Administration Agreement") under which it would also continue to provide the Trust with all administrative services (Proposal No. 2). Also, under a proposed agreement (the "Sub-Advisory Agreement") between Aquila and Banc One Investment Advisors Corporation ("BOIAC"), the current investment advisory agreement would be replaced by one under which Aquila would appoint BOIAC as Sub-Adviser to the Trust (Proposal No. 3). Under the Sub-Advisory Agreement, BOIAC would continue to provide the Trust with advisory services of the kind which it currently provides to the Trust. The duties of the administrator, now performed under an administration agreement, would be performed by Aquila under the Advisory and Administration Agreement where it would be referred to as the "Manager." The current administration agreement will no longer be needed and will terminate upon implementation of the proposed agreements.

     The Board of Trustees believes that it is in the best interest of the shareholders to provide Aquila with the authority to retain an investment sub-adviser (subject to the approval of the Board of Trustees and the shareholders) and to terminate a sub-adviser (subject to the approval of the Board of Trustees) if it were to deem doing so to be in the best interests of the Trust and its shareholders. The Board of Trustees considers that this authority will enhance Aquila's ability to obtain for the Trust benefits of stable, continuous, high-quality portfolio management.

     In addition, Aquila has advised the Board of Trustees that it plans to propose a similar reorganization to other funds in the Aquilasm Group of Funds. If, as expected, those proposals are adopted, the following additional reasons support the proposed reorganization, although there can be no assurance that they will be realized:

     There would be heightened public recognition of the Aquilasm Group and its funds, and better public relations possibilities.

     The new arrangements would benefit the entire group because they would tend to increase the negotiating power of Aquila in dealing with service providers to the funds in various ways.

     The arrangements potentially increase the standardization of procedures, e.g. compliance, among the advisers.

     The Board of Trustees noted that Aquila is the founder and organizer of the Trust and has continuously served as its administrator since 1992. Since 1985, Aquila has formed and sponsored seven state-specific tax-free municipal bond funds, which have grown to a total of $1.9 billion in combined assets. These funds and their years of inception are Hawaiian Tax-Free Trust (1985), Tax-Free Trust of Oregon (1986), Tax-Free Trust of Arizona (1986), Tax-Free Fund of Colorado (1987), the Trust (1987), Narragansett Insured Tax-Free Income Fund (1992) and Tax-Free Fund For Utah
(1992). Aquila has also sponsored five money market funds and two regional capital appreciation equity funds. As of December 31, 1997, the Aquilasm Group of Funds had combined assets of approximately $2.8 billion.

     Recent years have seen a consolidation in the financial services industry that has resulted in many prominent local banks becoming parts of larger national institutions. A number of these transactions have affected the advisers of other Aquila funds. In every instance, Aquila has been able to secure commitments to continuous management, but in some instances it became necessary for Aquila to seek out other organizations to provide the continuity and quality of service that investors expect. The Board of Trustees believes that by providing Aquila with the authority as to the investment advisory function contained in the new agreements, the Board would better enable Aquila to ensure continuity of portfolio management.

     Another anticipated advantage of the proposed arrangements is that, to the extent extended, as planned, to other Aquila funds, Aquila expects to improve its ability to negotiate beneficial terms with service providers, such as transfer agents and pricing services, under substantially uniform agreements that would provide services to all of the funds. Because of the combined size of the funds, Aquila expects that its collective bargaining position would be enhanced and that costs for these services may be lower than would be obtained if these arrangements were negotiated on a piecemeal basis. There can be no assurance that this will occur.

     The Board of Trustees believes that making Aquila Manager has definite organizational benefits, including a better structure for handling any possible future changes. The costs of the change in structure will be borne by Aquila and not the Trust.

     In approving of the proposed new arrangements, the Board of Trustees stipulated that the Sub-Advisory Agreement could provide for its termination by the Adviser upon reasonable notice, provided, however, that the Adviser should not terminate the Sub-Advisory Agreement (and any attempt by the Adviser to terminate such agreement would be null and void) unless, prior to giving notice to the Sub-Adviser of such termination, either (i) the Advisory Agreement had been reapproved by the Board of Trustees of the Trust, in the manner described in Section 15 of the 1940 Act, in contemplation of the Adviser's managing the investment portfolio of the Trust without the assistance of a Sub-Adviser; (ii) a new Sub-Advisory Agreement, to take effect upon the termination of the existing Sub-Advisory Agreement, had been approved by the Board of Trustees and the shareholders of the Trust as contemplated by Section 15 of the 1940 Act; (iii) the Board had authorized such termination; or (iv) the Adviser had complied with such other or additional directives and authorizations of the Board with respect to such termination as may from time to time be in effect.

Other Changes

     The current advisory agreement and the Administration Agreement provide that fees payable thereunder shall not exceed certain amounts or percentages of the Trust's net assets or income. These provisions, which were required by certain State securities laws, have had no effect on the Trust, due to its size. The state securities laws were preempted by Federal legislation in 1996 and accordingly, these provisions, which are no longer required by law, would not be included in the new agreements.

Other Information About Aquila

     Aquila, founded in 1984, is controlled by Mr. Lacy B. Herrmann (directly, through a trust and through share ownership by his wife). Aquila's shares are owned as follows:

     Elizabeth B. Herrmann                                              35%
     Lacy B. Herrmann                                                   25%
     Elizabeth B. Herrmann
     1993 Annuity Trust                                                 40%

The names, addresses and principal occupations of the principal executive officer and each director of Aquila are as follows:

     Name                     Position with Aquila

     Lacy B. Herrmann         Chairman, Chief Executive Officer
                              and Director

     Diana P. Herrmann        President, Chief Operating Officer
                              and Director

     Elizabeth B. Herrmann    Director

     The address of all of these individuals is 380 Madison Avenue, Suite 2300, New York, NY 10017.

Other Information about BOIAC

     The Trustees noted that Banc One Investment Advisors Corporation ("BOIAC") is a wholly-owned subsidiary of Bank One, NA, in turn a wholly-owned subsidiary of Banc One Ohio Corporation, a bank holding company, which is in turn a wholly-owned subsidiary of BANC ONE CORPORATION ("Banc One"), also a bank holding company. The Trust has been advised that no single shareholder owns more than 10% of the outstanding voting securities of Banc One.

     The Trustees noted that BANC ONE CORPORATION ("Banc One") currently has affiliate banking organizations in Kentucky, Arizona, Colorado, Illinois, Indiana, Louisiana, Ohio, Oklahoma, Texas, Utah, West Virginia and Wisconsin. On a consolidated basis, Banc One had assets of approximately $115.9 billion as of December 31, 1997. The Adviser was responsible for management of over $51 billion of investments of which $9.9 billion were in money-market obligations.

     The Trustees noted that BOIAC has been the Trust's adviser since 1995. The Trust's advisory agreement was last submitted to the shareholders for approval in 1995.

     The Board noted that BOIAC advises the One Group Family of Mutual Funds with $25 billion in assets. It employs 81 investment professionals. BOIAC has a short-term investment management group consisting of 4 investment management professionals which is supported by a 13-member Fixed Income Research Group. BOIAC is experienced in compliance with Rule 2a-7 under the 1940 Act. The Trust has been advised that certain Bank One affiliates of BOIAC intend to use the Trust as an alternative money market fund for temporary cash investments of clients. Substantial funds are, and are expected to continue to be invested in the Trust from such sources.

     BOIAC is currently the investment adviser for the following money market funds and receives from them the fees indicated in the following table:


Name of Fund        Assets as of            Advisory fee rate
                    December 31, 1997
                    (000 omitted)
The One Group          $758,055              0.08 of 1%
Treasury Only
Money Market
Portfolio

The One Group          $587,536              0.08 of 1%
Treasury Money
Market Portfolio

The One Group          $587,536              0.30 of 1% (1)
U.S. Treasury
Securities Money
Market Portfolio

The One Group          $2,977,614            0.30 of 1% (1)
Prime Money
Market Portfolio

The One Group          $594,524              0.25 of 1% (1)
Municipal Money
Market Portfolio

The One Group          $99,948               0.25 of 1% (1)
Ohio Municipal Money
Market Portfolio

(1) Fees after waivers currently in effect.


     Since March, 1995, an affiliate of the Adviser, Bank One Trust Company, N.A., has acted as custodian (the "Custodian") for all of the funds in the Aquilasm Group of Funds, except for the Trust and since September, 1995, for the Trust, as well. BOIAC also acts as sub-adviser for Tax-Free Trust of Arizona and Churchill Tax-Free Fund of Kentucky, other funds in the Aquilasm Group of Funds.

      The asset size of the Trust has been less than BOIAC and Aquila envisioned at the time BOIAC became the investment adviser of the Trust. So that Aquila will receive revenues at the rate which it had anticipated from the asset size originally contemplated, BOIAC has undertaken to make certain monthly payments to Aquila. So far, BOIAC has made two payments of $8,000, and a third such payment is expected. No payment from the assets of the Trust is involved.

     BOIAC has advised the Trust that it is subject to the Glass-Steagall Act. The Glass-Steagall Act, among other things, prohibits, with certain exceptions, banks and bank holding companies from engaging in the business of issuing, underwriting, selling or distributing securities and from affiliating with companies engaged in those activities. In April 1971, the United States Supreme Court held, in Investment Company Institute v. Camp, that certain provisions of the Glass-Steagall Act applicable to both national and Federal Reserve member banks prohibit any such bank from operating a collective investment fund. The fund which was the subject of litigation was registered as an open-end investment company, and participations in the fund were offered on a continuous basis directly by the bank. Subsequent to that decision, the Board of Governors of the Federal Reserve System amended its Regulation Y to forbid a bank holding company or subsidiary thereof from organizing, sponsoring or controlling a registered open-end investment company continuously engaged in distributing its shares but to permit a non-banking subsidiary of a bank holding company to serve as investment adviser to a registered investment company, subject to a number of terms and conditions. The validity of this amendment to Regulation Y, as it relates to closed-end investment companies, was upheld by the Supreme Court in February, 1981 in Board of Governors v. Investment Company Institute. In addition, the Comptroller of the Currency has taken the position that a national bank having fiduciary powers may act as investment advisor to an open-end investment company. In the view of BOIAC, it is permitted under current Federal banking laws to perform the services for the Trust required by the current advisory agreement and the proposed sub-advisory agreement. However, future changes in federal or state statutes and regulations relating to the permissible activities of banks and bank holding companies, including their bank and non-bank subsidiaries, as well as future judicial or administrative decisions and interpretations of present and future statutes and regulations, might at some future time prevent it from continuing to serve in those capacities.

     In the event BOIAC is prohibited from acting as the Trust's investment sub-adviser, it is probable that the Trust's Manager or the Trustees would recommend to the shareholders the selection of another qualified sub-adviser.

     BOIAC believes that it must comply with the position of the Comptroller of the Currency referred to above and, because not legally applicable to a national bank acting as an investment adviser, need not comply with the provisions of Regulation Y (and the interpretations thereof) of the Board of Governors of the Federal Reserve System that specify the terms on which a non-banking subsidiary of a bank holding company may serve as investment adviser to an open-end investment company.

     Among the restrictions imposed by the Comptroller of the Currency are that BOIAC may not be involved in the promotion or distribution of shares of the Trust and that Trust accounts administered by BOIAC may not purchase shares of the Trust unless lawfully authorized by the instrument creating the relationship or by court order or by local law. Under Kentucky law, if the portfolios of that investment company or investment trust consist of investments permitted by the applicable fiduciary instrument, BOIAC, in its capacity as a fiduciary, may purchase shares of the Trust. Collective investment funds operated by BOIAC may not purchase shares of the Trust.

The Chief Executive Officer and directors of BOIAC are as follows:

               Position(s)
               Held with
               Banc One
Name           Investment Advisors      Principal Occupation

Michael J.     Director                 Executive Vice President
McMennamin                              and Chief Financial Officer
                                        BANC ONE CORPORATION

Frederick L.   Director                 Chairman and Chief Executive
Cullen                                  President and Chief Financial
                                        Officer, Bank One, NA and
                                        President and Chief Executive
                                        Officer, Banc One Ohio Corporation

David R.       Director                 Chairman and Chief Executive
Meuse                                   Officer, Banc One Capital Holdings
                                        Corporation

Garrett        Director                 President and Chief Executive
Jamison                                 Officer, Fiduciary and
                                        Banc One Investment Management
                                        and Trust Group

Geoff          Director                 Senior Managing Director, Banc
Von Kuhn                                One Institutional Asset and Trust
                                        Group

Michael V.     Secretary                Attorney, BANC ONE CORPORATION
Wible

David J.       Chairman and             Chairman and Chief Executive
Kundert        Chief                    Officer, Banc One Investment
               Executive                Management and Trust Group
               Officer

     The address of these persons is 1111 Polaris Parkway, Columbus, OH 43240.


                                Annual Fee Rates

(Fee rates are annual rates as a percentage of the Trust's average daily net assets.)

                                                  Under
                                                  arrangements
Type of payment          Under arrangements       if Proposals 2
made by the Trust        currently in effect      and 3 are adopted
Advisory fee             0.33 of 1%               0.50 of 1%

(Sub-Advisory fee
paid by the Adviser)     0                        (0.33 of 1%)

Administration fee       0.17 of 1%               0

Total Payments
by the Trust             0.50 of 1%               0.50 of 1%


     The following table shows the advisory and administration fees the Trust paid during its last fiscal year, the fees it would have paid if the proposed arrangements had been in effect during that fiscal year and the percentage change.


Type of payment      Amount        Amount that would   Difference between
by the Trust        actually paid  have been paid      the old and new
                    (net of        if  the new         arrangements as a
                    fee waivers)   arrangements        percentage of the
                                   had been in effect  old arrangements
Advisory fee        $363,504       $549,506                 151%

(Sub-Advisory
fee Paid by
the Adviser)        0              ($363,404)               N/A

Administration
fee                 $186,000       0                        0%

Total payments      $549,506       $549,506                 0%


     Proposals No. 2 and No. 3 are designed to operate together. Neither separately will have the intended results. Neither proposal will be implemented unless both are approved by shareholders. Accordingly, the proposed new Investment Advisory and Administration Agreement and the proposed Sub-Advisory Agreement will go into effect upon approval by shareholders of both Proposals No. 2 and 3. If these proposals are not both approved, the current arrangements will remain in effect. The Board of Trustees will consider what further action is appropriate, which could include calling another shareholder meeting.

     The Trustees also noted that in addition to the foregoing matters, Aquila has more than twelve years of experience in forming and administering tax-exempt municipal bond funds, including identifying and securing the services of competent local investment advisers. The Trustees also noted that Aquila had secured the agreement of BOIAC to serve as the Trust's Sub-Adviser on the terms described in Proposal No. 3.

     For the reasons set forth above, at an in-person meeting called and held for the purpose in December, 1997, the Board of Trustees, including a majority of the Trustees who are not parties to the Advisory and Administration Agreement or the Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party (the "Independent Trustees"), voted to approve the Advisory Agreement and Sub-Advisory Agreement.

ACTION ON A NEW INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT WHICH WILL PROVIDE THAT ALL ADVISORY FEES AND ADMINISTRATION FEES WILL BE PAID TO AQUILA MANAGEMENT CORPORATION ALTHOUGH COMBINED ADVISORY AND ADMINISTRATION FEES WILL REMAIN AT THE CURRENT LEVEL
                        (PROPOSAL NO. 2)

     The new Investment Advisory and Administration Agreement (the "Advisory Agreement") has several parts, most of which are substantially identical to corresponding provisions in the Trust's former advisory agreements and administration agreement. The Advisory Agreement contains provisions relating to investment advice for the Trust and management of its portfolio that are substantially identical to prior advisory agreements, except that the Adviser has the power to delegate its advisory functions to a Sub-Adviser, which it will employ at its own expense. The Advisory Agreement contains provisions relating to administrative services that are substantially identical to those contained in the Trust's current and prior administration agreements. In the following description, Aquila is referred to as the "Manager."

Description of the Investment Advisory and Administration
Agreement

     The Advisory Agreement provides that subject to the direction and control of the Board of Trustees of the Trust, the Manager shall:

     (i) supervise continuously the investment program of the Trust and the composition of its portfolio;

     (ii) determine what securities shall be purchased or sold by the Trust;

     (iii) arrange for the purchase and the sale of securities held in the portfolio of the Trust; and

     (iv) at its expense provide for pricing of the Trust's portfolio daily using a pricing service or other source of pricing information satisfactory to the Trust and, unless otherwise directed by the Board of Trustees, provide for pricing of the Trust's portfolio at least quarterly using another such source satisfactory to the Trust.

     The Advisory Agreement provides that, subject to the termination provisions described below, the Manager may at its own expense delegate to a qualified organization ("Sub-Adviser"), affiliated or not affiliated with the Manager, any or all of the above duties. Any such delegation of the duties set forth in (i),
(ii) or (iii) above shall be by a written agreement (the "Sub-Advisory Agreement") approved as provided in Section 15 of the Investment Company Act of 1940. The Manager will delegate all of such functions to BOIAC under the proposed Sub-Advisory Agreement. See "Background and Reasons for Proposals No. 2 and No. 3."

     The Advisory Agreement provides that subject to the direction and control of the Board of Trustees of the Trust, the Manager shall provide all administrative services to the Trust other than those relating to its investment portfolio which have been delegated to a Sub-Adviser of the Trust under a Sub-Advisory Agreement; as part of such administrative duties, the Manager shall:

     (i) provide office space, personnel, facilities and equipment for the performance of the following functions and for the maintenance of the headquarters of the Trust;

     (ii) oversee all relationships between the Trust and any sub-adviser, transfer agent, custodian, legal counsel, auditors and principal underwriter, including the negotiation of agreements in relation thereto, the supervision and coordination of the performance of such agreements, and the overseeing of all administrative matters which are necessary or desirable for the effective operation of the Trust and for the sale, servicing or redemption of the Trust's shares;

     (iii) either keep the accounting records of the Trust, including the computation of net asset value per share and the dividends (provided that if there is a Sub-Adviser, daily pricing of the Trust's portfolio shall be the responsibility of the Sub-Adviser under the Sub-Advisory Agreement) or, at its expense and responsibility, delegate such duties in whole or in part to a company satisfactory to the Trust;

     (iv) maintain the Trust's books and records, and prepare (or assist counsel and auditors in the preparation of) all required proxy statements, reports to the Trust's shareholders and Trustees, reports to and other filings with the Securities and Exchange Commission and any other governmental agencies, and tax returns, and oversee the insurance relationships of the Trust;

     (v) prepare, on behalf of the Trust and at the Trust's expense, such applications and reports as may be necessary to register or maintain the registration of the Trust and/or its shares under the securities or "Blue-Sky" laws of all such jurisdictions as may be required from time to time;

     (vi) respond to any inquiries or other communications of shareholders of the Trust and broker-dealers, or if any such inquiry or communication is more properly to be responded to by the Trust's shareholder servicing and transfer agent or distributor, oversee such shareholder servicing and transfer agent's or distributor's response thereto.

     The Advisory Agreement contains provisions relating to compliance of the investment program, responsibility of the Manager for any investment program managed by it, allocation of brokerage, and responsibility for errors that are substantially the same as the corresponding provisions in the Sub-Advisory Agreement. See Proposal No. 3.

     The Advisory Agreement provides that the Manager shall, at its own expense, provide office space, facilities, equipment, and personnel for the performance of its functions thereunder and shall pay all compensation of Trustees, officers, and employees of the Trust who are affiliated persons of the Manager.

     The Trust shall bear the costs of preparing and setting in type its prospectuses, statements of additional information and reports to its shareholders, and the costs of printing or otherwise producing and distributing those copies of such prospectuses, statements of additional information and reports as are sent to its shareholders. All costs and expenses not expressly assumed by the Manager under the agreement or otherwise by the Manager, administrator or principal underwriter or by any Sub-Adviser shall be paid by the Trust, including, but not limited to (i) interest and taxes; (ii) brokerage commissions;
(iii) insurance premiums; (iv) compensation and expenses of its Trustees other than those affiliated with the Manager or such sub-adviser, administrator or principal underwriter; (v) legal and audit expenses; (vi) custodian and transfer agent, or shareholder servicing agent, fees and expenses; (vii) expenses incident to the issuance of its shares (including issuance on the payment of, or reinvestment of, dividends); (viii) fees and expenses incident to the registration under Federal or State securities laws of the Trust or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Trust; (x) all other expenses incidental to holding meetings of the Trust's shareholders; and
(xi) such non-recurring expenses as may arise, including litigation affecting the Trust and the legal obligations for which the Trust may have to indemnify its officers and Trustees.

     Under the Advisory and Administration Agreement, the Trust will pay to Aquila a fee payable monthly and computed on the net asset value of the Trust as of the close of business each business day at the annual rate of 0.50 of 1% of such net asset value.

     The Advisory Agreement provides that the Sub-Advisory Agreement may provide for its termination by the Manager upon reasonable notice, provided, however, that the Manager agrees not to terminate the Sub-Advisory Agreement except in accordance with such authorization and direction of the Board of Trustees, if any, as may be in effect from time to time.

     The Advisory Agreement provides that it will become effective on the date of its approval by the shareholders of the Trust and will, unless terminated as hereinafter provided, continue in effect until the April 30 next preceding the first anniversary of the effective date of the Advisory Agreement, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually (1) by a vote of the Trust's Board of Trustees, including a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party, with votes cast in person at a meeting called for the purpose of voting on such approval, or (2) by a vote of the holders of a "majority" (as so defined) of the outstanding voting securities of the Trust and by such a vote of the Trustees.

     The Advisory Agreement provides that it may be terminated by the Manager at any time without penalty upon giving the Trust sixty days' written notice (which notice may be waived by the Trust) and may be terminated by the Trust at any time without penalty upon giving the Manager sixty days' written notice (which notice may be waived by the Manager), provided that such termination by the Trust shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the 1940 Act) of the voting securities of the Trust outstanding and entitled to vote. The specific portions of the Advisory Agreement which relate to providing investment advisory services will automatically terminate in the event of the assignment (as defined in the 1940
Act) of the Advisory Agreement, but all other provisions relating to providing services other than investment advisory services will not terminate, provided however, that upon such an assignment the annual fee payable monthly and computed on the net asset value of the Trust as of the close of business each business day shall be reduced to the annual rate of 0.17 of 1% of such net asset value.

Action Requested

THE BOARD OF TRUSTEES RECOMMENDS THAT THE PROPOSED INVESTMENT
ADVISORY AND ADMINISTRATION AGREEMENT DESCRIBED ABOVE BE
APPROVED. See "Background and Reasons for Proposals No. 2 and No.
3" for the reasons.

Vote Required

     The favorable vote of the holders of a majority (as defined in the 1940 Act) of the outstanding shares of the Trust, is required for the approval of this Proposal No. 2. Under the 1940 Act, the vote of the holders of a majority of the outstanding shares of the Trust means the vote of the holders of the lesser of (a) 67% or more of the shares of the Trust present at the Meeting or represented by proxy if the holders of more than 50% of such shares are so present or represented, or (b) more than 50% of the outstanding shares of the Trust, with one (1) vote for each dollar ( and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of all of the Trust's three classes of shares.

     The meeting can be adjourned by the affirmative vote of a majority of the shares present in person or by proxy. In voting for an adjournment, the proxies will consider all relevant factors, including possible delay of receipt of proxies and whether or not a substantial number of negative votes have been cast with respect to any proposal. The shares of shareholders who have voted by proxy against a proposal will be voted against adjournment.

                   ACTION UPON A PROPOSED NEW
  SUB-ADVISORY AGREEMENT BETWEEN AQUILA MANAGEMENT CORPORATION
              AS MANAGER AND BOIAC AS SUB-ADVISER
                        (PROPOSAL NO. 3)

     The proposed Sub-Advisory Agreement (the "Sub-Advisory Agreement") has substantially the same terms as the current advisory Agreement, except that the Sub-Advisory Agreement is with the Manager and not with the Trust, the compensation of the Sub-Advisor is paid by the Manager and not by the Trust and the state-imposed expense limitation described above has been eliminated.

     The Sub-Advisory Agreement provides that the Manager appoints BOIAC as Sub-Adviser to render, to the Manager and to the Trust, investment research and advisory services as set forth below under the supervision of the Manager and subject to the approval and direction of the Board of Trustees of the Trust.
The Sub-Advisory Agreement provides that the Sub-Adviser will act as managerial investment adviser to the Trust with respect to the investment of the Trust's assets, and will supervise and arrange the purchase of securities for and the sale of securities held in the portfolio of the Trust.

     The Sub-Advisory Agreement provides in general that subject to the direction and control of the Manager and the Board of Trustees of the Trust, the Sub-Adviser shall:

     (i) supervise continuously the investment program of the Trust and the composition of its portfolio;

     (ii) determine what securities shall be purchased or sold by the Trust;

     (iii) arrange for the purchase and the sale of securities held in the portfolio of the Trust;

     (iv) at its expense provide for pricing of the Trust's portfolio daily using a pricing service or other source of pricing information satisfactory to the Trust and, unless otherwise directed by the Board of Trustees, provide for pricing of the Trust's portfolio at least quarterly using another such source satisfactory to the Trust; and

     (v) consult with the Manager in connection with its duties thereunder.

     The Sub-Advisory Agreement provides that any investment program furnished by the Sub-Adviser shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the Investment Company Act of 1940 (the "Act") and any rules or regulations in force thereunder; (2) any other applicable laws, rules and regulations; (3) the Declaration of Trust and By-Laws of the Trust as amended from time to time; (4) any policies and determinations of the Board of Trustees of the Trust; and (5) the fundamental policies of the Trust, as reflected in its registration statement under the Act or as amended by the shareholders of the Trust.

     The Sub-Advisory Agreement provides that the Sub-Adviser shall give to the Manager and to the Trust the benefit of its best judgment and effort in rendering services thereunder, but the Sub-Adviser shall not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon (i) its own investigation and research or (ii) investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith by the Sub-Adviser. Under the Sub-Advisory Agreement, the Sub-Adviser will not be liable for any error in judgment or for any loss suffered by the Trust or its security holders in connection with the matters to which the Agreement relates, except a loss resulting from wilful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement.

     The Sub-Advisory Agreement provides that nothing in it shall prevent the Sub-Adviser or any affiliated person (as defined in the Act) of the Sub-Adviser from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Sub-Adviser or any such affiliated person from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Sub-Adviser expressly represents that, while acting as Sub-Adviser, it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Trust under the Agreement. It is agreed that the Sub-Adviser shall have no responsibility or liability for the accuracy or completeness of the Trust's Registration Statement under the Act and the Securities Act of 1933, except for information supplied by the Sub-Adviser for inclusion therein. The Sub-Adviser shall promptly inform the Trust as to any information concerning the Sub-Adviser appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction which might result in an assignment (as defined in the Act) of the Agreement. To the extent that the Manager is indemnified under the Trust's Declaration of Trust with respect to the services provided under the Agreement by the Sub-Adviser, the Manager agrees to provide the Sub-Adviser the benefits of such indemnification.

     The Sub-Advisory Agreement provides that in connection with its duties to arrange for the purchase and sale of the Trust's portfolio securities, the Sub-Adviser shall select such broker-dealers ("dealers") as shall, in the Sub-Adviser's judgment, implement the policy of the Trust to achieve "best execution," i.e., prompt, efficient, and reliable execution of orders at the most favorable net price. The Sub-Adviser shall cause the Trust to deal directly with the selling or purchasing principal or market maker without incurring brokerage commissions unless the Sub-Adviser determines that better price or execution may be obtained by paying such commissions; the Trust expects that most transactions will be principal transactions at net prices and that the Trust will incur little or no brokerage costs. The Trust understands that purchases from underwriters include a commission or concession paid by the issuer to the underwriter and that principal transactions placed through dealers include a spread between the bid and asked prices. In allocating transactions to dealers, the Sub-Adviser is authorized to consider, in determining whether a particular dealer will provide best execution, the dealer's reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or commission available if the Sub-Adviser determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the dealer, viewed either in terms of the particular transaction or the Sub-Adviser's overall responsibilities. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Sub-Adviser is authorized, in making such allocation, to consider (i) whether a dealer has provided research services, as further discussed below; and (ii) whether a dealer has sold shares of the Trust. Such research may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic, or institutional activities. The Trust recognizes that no dollar value can be placed on such research services or on execution services and that such research services may or may not be useful to the Trust and may be used for the benefit of the Sub-Adviser or its other clients.

     The Sub-Advisory Agreement provides that the Sub-Adviser agrees to maintain, and to preserve for the periods prescribed, such books and records with respect to the portfolio transactions of the Trust as are required by applicable law and regulation, and agrees that all records which it maintains for the Trust on behalf of the Manager shall be the property of the Trust and shall be surrendered promptly to the Trust or the Manager upon request. The Sub-Adviser agrees to furnish to the Manager and to the Board of Trustees of the Trust such periodic and special reports as each may reasonably request.

     The Sub-Advisory Agreement provides that the Sub-Adviser shall bear all of the expenses it incurs in fulfilling its obligations under the Agreement. In particular, but without limiting the generality of the foregoing: the Sub-Adviser shall furnish the Trust, at the Sub-Adviser's expense, all office space, facilities, equipment and clerical personnel necessary for carrying out its duties under the Agreement. The Sub-Adviser shall supply, or cause to be supplied, to any investment adviser, administrator or principal underwriter of the Trust all necessary financial information in connection with such adviser's, administrator's or principal underwriter's duties under any agreement between such adviser, administrator or principal underwriter and the Trust. The Sub-Adviser will also pay all compensation of the Trust's officers, employees, and Trustees, if any, who are affiliated persons of the Sub-Adviser.

     The Sub-Advisory Agreement provides that the Manager agrees to pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation for all services rendered by the Sub-Adviser as such, a management fee payable monthly and computed on the net asset value of the Trust as of the close of business each business day at the annual rate of 0.33 of 1% of such net asset value.

     The Sub-Advisory Agreement provides that it will become effective upon approval by the shareholders of the Trust and shall, unless terminated as thereinafter provided, continue in effect until the April 30 next preceding the first anniversary of the effective date of the Agreement, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually (1) by a vote of the Trust's Board of Trustees, including a vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" (as defined in the Act) of any such party, with votes cast in person at a meeting called for the purpose of voting on such approval, or (2) by a vote of the holders of a "majority" (as so defined) of the outstanding voting securities of the Trust and by such a vote of the Trustees.

     The Sub-Advisory Agreement provides that it may be terminated by the Sub-Adviser at any time without penalty upon giving the Manager and the Trust sixty days' written notice (which notice may be waived). It may be terminated by the Manager or the Trust at any time without penalty upon giving the Sub-Adviser sixty days' written notice (which notice may be waived by the Sub-Adviser), provided that such termination by the Trust shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the Act) of the voting securities of the Trust outstanding and entitled to vote. The Sub-Advisory Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act) or the termination of the Advisory and Administration Agreement.

     THE BOARD OF TRUSTEES RECOMMENDS THAT THE PROPOSED SUB-
ADVISORY AGREEMENT DESCRIBED ABOVE BE APPROVED. See "Background and Reasons for Proposals No. 2 and No. 3" for the reasons.

Vote Required

     The favorable vote of the holders of a majority (as defined in the 1940 Act) of the outstanding shares of the Trust, is required for the approval of this Proposal No. 3. See Proposal
No. 2 for a description of such a majority.

                           RECEIPT OF
                      SHAREHOLDER PROPOSALS

     Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Trust's proxy statement and proxy card for a particular annual meeting. One of these conditions relates to the timely receipt by the Trust of any such proposal. Under these rules, proposals submitted for inclusion in the proxy material for the Trust's next annual meeting after the meeting to which this Proxy Statement relates must be received by the Trust not less than 120 days before the anniversary of the date stated on the first page of this Proxy Statement relating to the first mailing of this Proxy Statement. The date for such submission could change, depending on the scheduled date for the next annual meeting; if so, the Trust will so advise you.

     The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in the Trust's proxy material, since there are other requirements in the proxy rules relating to such inclusion.

                         OTHER BUSINESS

     The Trust does not know of any other matter which will come up for action at the Meeting. If any other matter or matters properly come up for action at the Meeting, including any adjournment of the Meeting, the proxy holders will vote the shares which the proxy cards entitle them to vote in accordance with their judgment on such matter or matters. That is, by signing and returning your proxy card, you give the proxy holders discretionary authority as to any such matter or matters.

                  CHURCHILL CASH RESERVES TRUST

          PROXY FOR SHAREHOLDERS MEETING JUNE 5, 1998

            PROXY SOLICITED ON BEHALF OF THE TRUSTEES

     The undersigned shareholder of CHURCHILL CASH RESERVES TRUST (the "Trust") does hereby appoint LACY B. HERRMANN, DIANA P. HERRMANN and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Trust to be held on June 5, 1998, at the offices of the Trust, 380 Madison Avenue, Suite 2300, New York, NY 10017, at 10:00 a.m. local time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed below.

     Please mark your proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.

     Management recommends a vote FOR all nominees listed below and FOR the proposals listed below. The shares represented hereby will be voted as indicated below or FOR if no choice is indicated.

     As to any other matter said attorneys shall vote in accordance with their best judgment.

     Please indicate your vote by an "X" in the appropriate box below.

          Election of Trustees---.
                __
               [__]       FOR all nominees listed below
                __
               [__]       VOTE WITHHELD for all nominees listed
                               below

(Instructions: To withhold authority to vote for any one or more of the nominees, strike a line through the name of that nominee or the names of such nominees in the list below.)

LACY B. HERRMANN, THOMAS A. CHRISTOPHER, DOUGLAS DEAN,
DIANA P. HERRMANN, THEODORE T. MASON,
ANNE J. MILLS, WILLIAM J. NIGHTINGALE, JAMES R. RAMSEY

       Action on selection of KPMG Peat
       Marwick LLP as independent auditors
                               __           __            __
(Proposal No. 1)          FOR [__] AGAINST [__]  ABSTAIN [__]

        Action on proposed Investment
        Advisory and Administration Agreement with
        Aquila Management Corporation
                               __           __            __
(Proposal No. 2)          FOR [__] AGAINST [__]  ABSTAIN [__]

        Action on proposed Sub-Advisory
        Agreement with Banc One Investment
        Advisers Corporation
                               __           __            __
(Proposal No. 3)          FOR [__] AGAINST [__]  ABSTAIN [__]


                 Dated:  ____________  ______, 1998
                            Month        Day




__________________________________
                    SIGNATURE(S)



__________________________________
                    SIGNATURE(S)

PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as a custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your full title as such. Joint owners should each sign.